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                                                                EXHIBIT 99.2N2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Accountants", and to the use of our report dated May 23, 1997, in Pre-Effective Amendment No. 2 to the Registration Statement (Form N-2 No. 333-7543) and the related prospectus of The Dessauer Global Equity Fund for the registration of 5,750,000 shares of its common stock.



                                              ERNST & YOUNG LLP



Los Angeles, California
May 28, 1997